UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 Spear Street, 3rd Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Medivation, Inc. (the “Company”) was held on July 1, 2011. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. There were 34,900,783 shares of common stock entitled to vote at the Annual Meeting. A total of 29,309,544 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 19, 2011 (the “Proxy Statement”), were as follows:

Proposal 1:

Daniel D. Adams, Gregory H. Bailey, M.D., Kim D. Blickenstaff, David T. Hung, M.D. and W. Anthony Vernon were elected as directors to hold office until the Company’s next Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Daniel D. Adams	20,573,401	5,221,021	3,515,122
Gregory H. Bailey, M.D.	20,573,802	5,220,620	3,515,122
Kim D. Blickenstaff	20,574,201	5,220,221	3,515,122
David T. Hung, M.D.	20,573,672	5,220,750	3,515,122
W. Anthony Vernon	14,202,473	11,591,949	3,515,122

Proposal 2:

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
24,172,209	42,434	5,094,901	—

Proposal 3:

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
20,328,564	361,119	5,104,739	3,515,122

Proposal 4:

A preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of “Every 1 Year” was indicated, on an advisory basis, by the following vote:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
18,755,032	8,541	1,923,059	5,107,790	3,515,122

Based on the Board’s recommendation in the Proxy Statement, the voting results on Proposal 4 and its consideration of the appropriate voting frequency for the Company at this time, on July 1, 2011, the Board resolved that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: July 8, 2011	By:	/s/ C. Patrick Machado
C. Patrick Machado
Chief Business Officer and Chief Financial Officer